Exhibit 10

TRANCHE B-1 REPRICING AMENDMENT

THIS TRANCHE B-1 REPRICING AMENDMENT (this “Amendment”) dated as of May 26, 2016 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders holding the Tranche B-1 Term Loan and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the pricing applicable to the Tranche B-1 Term Loan and the Lenders holding the Tranche B-1 Term Loan have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended by this Amendment).

2. Amendments to the Credit Agreement. The Credit Agreement is amended as follows:

2.1.	The following definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Tranche B-1 Repricing Amendment Effective Date” means the effective date of the Tranche B-1 Repricing Amendment to this Agreement among the Loan Parties, the Lenders holding the Tranche B-1 Term Loan and the Administrative Agent.

2.2.	Clause (b) of the definition of Applicable Rate is amended and restated in its entirety to read as follows:

(b) with respect to the Tranche B-1 Term Loan, 3.00% in the case of Eurodollar Rate Loans and 2.00% in the case of Base Rate Loans;

2.3.	Clause (c) of Section 2.09 is amended and restated in its entirety to read as follows:

(c) Tranche B-1 Repricing Transaction. At the time of the effectiveness of any Tranche B-1 Repricing Transaction that is consummated after the Tranche B-1 Repricing Amendment Effective Date and on or prior to the date that is six months following the Tranche B-1 Repricing Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender holding the Tranche B-1 Term Loan that are either prepaid, repaid, converted or otherwise subject to a pricing reduction in connection with such Tranche B-1 Repricing Transaction (including, if applicable, any Non-Consenting Lender holding the Tranche B-1 Term Loan), a fee in an amount equal to 1.0% of (i) in the case of a Tranche B-1 Repricing Transaction described in clause (a) of the definition thereof, the aggregate principal amount of the Tranche B-1 Term Loan that is prepaid, refinanced, converted, substituted or replaced in connection with such Tranche B-1 Repricing Transaction and (ii) in the case of a Tranche B-1 Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of the Tranche B-1 Term Loan outstanding on such date that is subject to an effective pricing reduction pursuant to such Tranche B-1 Repricing Transaction. Such fees shall be earned, due and payable upon the date of the effectiveness of such Tranche B-1 Repricing Transaction.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent:

3.1.	Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party and the Administrative Agent on its own behalf and on behalf of each Lender holding a portion of the Tranche B-1 Term Loan that delivers a consent to this Amendment in the form of Exhibit A attached hereto.

3.2.	Accrued Interest and Fees. Receipt by the Administrative Agent from the Borrower of all accrued interest and fees owing on the Tranche B-1 Term Loan as of the Tranche B-1 Repricing Amendment Effective Date for the benefit of the Lenders holding the Tranche B-1 Term Loan immediately before giving effect to this Amendment.

3.3.	Fees. Receipt by the Administrative Agent, MLPF&S and the Lenders of any fees required to be paid on or before the date of this Amendment.

3.4.	Attorney Costs. Unless waived by the Administrative Agent, the Borrower shall have paid in accordance with Section 11.04 of the Credit Agreement all reasonable and documented fees, charges and disbursements of one primary outside counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 10.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has consented to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date of this Amendment specifying its objection thereto.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

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5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8. FATCA. Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, other than the Incremental Tranche A Term Loan, the Tranche B-1 Term Loan and Tranche B-2 Term Loan, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of the Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Loans (other than the Incremental Tranche A Term Loan, the Tranche B-1 Term Loan and Tranche B-2 Term Loan) as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Tranche B-1 Repricing Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

	By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	President

GUARANTORS:	ABILENE BEHAVIORAL HEALTH, LLC,
a Delaware limited liability company
ABILENE HOLDING COMPANY, LLC, a Delaware limited liability company
ACADIA MANAGEMENT COMPANY, LLC, a Delaware limited liability company
ACADIA MERGER SUB, LLC, a Delaware limited liability company
ACADIANA ADDICTION CENTER, LLC, a Delaware limited liability company
ADVANCED TREATMENT SYSTEMS, LLC, a Virginia limited liability company
ASCENT ACQUISITION, LLC, an Arkansas limited liability company
ASCENT ACQUISITION - CYPDC, LLC, an Arkansas limited liability company
ASCENT ACQUISITION - PSC, LLC, an Arkansas limited liability company
ASPEN EDUCATION GROUP, INC., a California corporation
ASPEN YOUTH, INC., a California corporation
ATS OF CECIL COUNTY, LLC, a Virginia limited liability company
ATS OF DELAWARE, LLC, a Virginia limited liability company
ATS OF NORTH CAROLINA, LLC, a Virginia limited liability company
AUSTIN BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
AUSTIN EATING DISORDERS PARTNERS, LLC, a Missouri limited liability company
BATON ROUGE TREATMENT CENTER, LLC, a Louisiana limited liability company

	By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	Vice President and Assistant Secretary

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BAYSIDE MARIN, INC.,
a Delaware corporation
BCA OF DETROIT, LLC, a Delaware limited liability company
BECKLEY TREATMENT CENTER, LLC, a West Virginia limited liability company
BEHAVIORAL CENTERS OF AMERICA, LLC, a Delaware limited liability company
BELMONT BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
BGI OF BRANDYWINE, LLC, a Virginia limited liability company
BOWLING GREEN INN OF SOUTH DAKOTA, INC., a Virginia corporation
CALIFORNIA TREATMENT SERVICES, LLC a California limited liability company
CARTERSVILLE CENTER, LLC, a Georgia limited liability company
CASCADE BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
CASCADE BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
CAPS OF VIRGINIA, LLC, a Virginia limited liability company
CENTER FOR BEHAVIORAL HEALTH - HA, LLC, a Pennsylvania limited liability company
CENTER FOR BEHAVIORAL HEALTH-ME, INC., a Maine corporation
CENTER FOR BEHAVIORAL HEALTH-PA, LLC, a Pennsylvania limited liability company
CENTERPOINTE COMMUNITY BASED SERVICES, LLC, an Indiana limited liability company CHARLESTON TREATMENT CENTER, LLC, a West Virginia limited liability company

CLARKSBURG TREATMENT CENTER, LLC, a West Virginia limited liability company
COMMODORE ACQUISITION SUB, LLC, a Delaware limited liability company
CRC ED TREATMENT, LLC, a Delaware limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

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CRC GROUP, LLC,
a Delaware limited liability company
CRC HEALTH, LLC, a Delaware limited liability company
CRC HEALTH OREGON, INC., an Oregon corporation
CRC HEALTH TENNESSEE, LLC, a Tennessee limited liability company
CRC RECOVERY, INC., a Delaware corporation
CRC WISCONSIN RD, LLC, a Wisconsin limited liability company
CROSSROADS REGIONAL HOSPITAL, LLC, a Delaware limited liability company
DELTA MEDICAL SERVICES, LLC, a Tennessee limited liability company
DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation
DHG SERVICES, LLC, a Delaware limited liability company
DISCOVERY HOUSE CC, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE CU, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE MA, INC., a Massachusetts corporation
DISCOVERY HOUSE MONROEVILLE, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE OF CENTRAL MAINE, INC., a Maine corporation
DISCOVERY HOUSE TV, INC., a Utah corporation
DISCOVERY HOUSE UTAH, INC., a Utah corporation
DISCOVERY HOUSE WC INC., a Maine corporation
DISCOVERY HOUSE, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-BC, LLC, a Pennsylvania limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

DISCOVERY HOUSE-BR, INC.,
a Maine corporation
DISCOVERY HOUSE-GROUP, LLC, a Delaware limited liability company
DISCOVERY HOUSE-HZ, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-LT, INC., a Utah corporation
DISCOVERY HOUSE-NC, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-UC, INC., a Utah corporation
DMC - MEMPHIS, LLC, a Tennessee limited liability company
DUFFY’S NAPA VALLEY REHAB, LLC, a Delaware limited liability company
EAST INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company
EVANSVILLE TREATMENT CENTER, LLC, an Indiana limited liability company
FOUR CIRCLES RECOVERY CENTER, LLC, a Delaware limited liability company
GALAX TREATMENT CENTER, LLC, a Virginia limited liability company
GENERATIONS BH, LLC, an Ohio limited liability company
GREENBRIER ACQUISITION, LLC, a Delaware limited liability company
GREENBRIER HOLDINGS, L.L.C., a Louisiana limited liability company
GREENBRIER HOSPITAL, L.L.C., a Louisiana limited liability company
GREENBRIER REALTY, L.L.C., a Louisiana limited liability company
GREENLEAF CENTER, LLC, a Delaware limited liability company
HABILITATION CENTER, LLC, an Arkansas limited liability company
HABIT OPCO, INC., a Delaware corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

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HERMITAGE BEHAVIORAL, LLC,
a Delaware limited liability company
HMIH CEDAR CREST, LLC, a Delaware limited liability company
HUNTINGTON TREATMENT CENTER, LLC, a West Virginia limited liability company
INDIANAPOLIS TREATMENT CENTER, LLC, an Indiana limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation
LAKELAND HOSPITAL ACQUISITION, LLC, a Georgia limited liability company
MCCALLUM GROUP, LLC, a Missouri limited liability company
MCCALLUM PROPERTIES, LLC, a Missouri limited liability company
MILLCREEK SCHOOL OF ARKANSAS, LLC, an Arkansas limited liability company
MILLCREEK SCHOOLS, LLC, a Mississippi limited liability company
MILWAUKEE HEALTH SERVICES SYSTEM, LLC a California limited liability company
NORTHEAST BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
OHIO HOSPITAL FOR PSYCHIATRY, LLC, an Ohio limited liability company
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION, an Indiana corporation
PARKERSBURG TREATMENT CENTER, LLC, a West Virginia limited liability company
PARK ROYAL FEE OWNER, LLC, a Delaware limited liability company
PHC MEADOWWOOD, LLC, a Delaware limited liability company
PHC OF MICHIGAN, INC., a Massachusetts corporation
PHC OF NEVADA, INC., a Massachusetts corporation
PHC OF UTAH, INC., a Massachusetts corporation
PHC OF VIRGINIA, LLC, a Massachusetts limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

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PINEY RIDGE TREATMENT CENTER, LLC,
a Delaware limited liability company
PSYCHIATRIC RESOURCE PARTNERS, LLC, a Delaware limited liability company
QUALITY ADDICTION MANAGEMENT, INC., a Wisconsin corporation
R.I.S.A.T., LLC, a Rhode Island limited liability company
REBOUND BEHAVIORAL HEALTH, LLC, a South Carolina limited liability company
RED RIVER HOLDING COMPANY, LLC, a Delaware limited liability company
RED RIVER HOSPITAL, LLC, a Delaware limited liability company
REHABILITATION CENTERS, LLC, a Mississippi limited liability company
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation
RICHMOND TREATMENT CENTER, LLC, an Indiana limited liability company
RIVERVIEW BEHAVIORAL HEALTH, LLC, a Texas limited liability company
RIVERWOODS BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
ROLLING HILLS HOSPITAL, LLC, an Oklahoma limited liability company
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation
SAHARA HEALTH SYSTEMS, L.L.C., a Louisiana limited liability company
SAN DIEGO HEALTH ALLIANCE, a California corporation
SAN DIEGO TREATMENT SERVICES, LLC a California limited liability company
SERENITY KNOLLS, a California corporation
SEVEN HILLS HOSPITAL, INC., a Delaware corporation
SHAKER CLINIC, LLC, an Ohio limited liability company
SHELTERED LIVING INCORPORATED, a Texas corporation
SIERRA TUCSON INC., a Delaware corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

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SKYWAY HOUSE, LLC,
a Delaware limited liability company
SOBER LIVING BY THE SEA, INC., a California corporation
SONORA BEHAVIORAL HEALTH HOSPITAL, LLC, a Delaware limited liability company
SOUTHERN INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company
SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC., an Arizona corporation
SOUTHWOOD PSYCHIATRIC HOSPITAL, LLC, a Pennsylvania limited liability company
STRUCTURE HOUSE, LLC, a Delaware limited liability company
SUCCESS ACQUISITION, LLC, an Indiana limited liability company
SUWS OF THE CAROLINAS, INC., a Delaware corporation
TEN LAKES CENTER, LLC, an Ohio limited liability company
TEXARKANA BEHAVIORAL ASSOCIATES, L.C., a Texas limited liability company
THE CAMP RECOVERY CENTER, LLC, a California limited liability company
TK BEHAVIORAL, LLC, a Delaware limited liability company
TK BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
TRANSCULTURAL HEALTH DEVELOPMENT, INC., a California corporation
TREATMENT ASSOCIATES, INC., a California corporation
VALLEY BEHAVIORAL HEALTH SYSTEM, LLC, a Delaware limited liability company
VERMILION HOSPITAL, LLC, a Delaware limited liability company
VILLAGE BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
VIRGINIA TREATMENT CENTER, LLC, a Virginia limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

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VISTA BEHAVIORAL HOLDING COMPANY, LLC,
a Delaware limited liability company
VISTA BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
VITA NOVA, LLC, a Rhode Island limited liability company
VOLUNTEER TREATMENT CENTER, LLC, a Tennessee limited liability company
WCHS, INC., a California corporation
WEBSTER WELLNESS PROFESSIONALS, LLC, a Missouri limited liability company
WELLPLACE, INC., a Massachusetts corporation
WHEELING TREATMENT CENTER, LLC, a West Virginia limited liability company
WHITE DEER REALTY, LLC, a Pennsylvania limited liability company
WHITE DEER RUN, LLC, a Pennsylvania limited liability company
WICHITA TREATMENT CENTER INC., a Kansas corporation
WILLIAMSON TREATMENT CENTER, LLC a West Virginia limited liability company
WILMINGTON TREATMENT CENTER, LLC, a Virginia limited liability company
YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC., a New Mexico corporation
YOUTH CARE OF UTAH, INC., a Delaware corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

BOWLING GREEN INN OF PENSACOLA, LLC, a Virginia limited liability company
TEN BROECK TAMPA, LLC, a Florida limited liability company
THE REFUGE, A HEALING PLACE, LLC, a Florida limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	President

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent on behalf of itself and on behalf of each consenting Lender holding a portion of the Tranche B-1 Term Loan

	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	Assistant Vice President

Exhibit A

[Form of Lender Consent]

IN WITNESS WHEREOF, the undersigned acknowledges receipt of the Tranche B-1 Repricing Amendment (the “Amendment”) to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time) by and among the Acadia Healthcare Company, Inc., a Delaware corporation, the guarantors identified therein, the lenders identified therein and Bank of America, N.A., in its capacity as administrative Agent.

☐  Consent. The undersigned hereby irrevocably and unconditionally consents to the Amendment and consents to the reallocation of its portion of the Tranche B-1 Term Loan in an amount as may be notified by Bank of America, N.A. to such Lender in an amount not to exceed such Lender’s portion of the Tranche B-1 Term Loan held by such Lender immediately prior to the effectiveness of the Amendment.

☐  Consent and Reallocation. The undersigned hereby irrevocably and unconditionally consents to the Amendment but requests its outstanding portion of the Tranche B-1 Term Loan be assumed by Bank of America, N.A. on the Tranche B-1 Repricing Amendment Effective Date and subsequently reallocated to the undersigned by assignment to one or more entities separately identified to Bank of America, N.A. by the undersigned in an amount as may be notified by Bank of America, N.A. to such Lender in an amount not to exceed such Lender’s portion of the Tranche B-1 Term Loan held by such Lender immediately prior to the effectiveness of the Amendment.

Sincerely,

[LENDER NAME]

By:
Name:
Title:

[If a second signature is necessary

By:
Name:
Title:]